Exhibit 10.1

AMENDED AND RESTATED CREDIT AGREEMENT

dated as of June 30, 2005

among

Duke Energy Corporation

The Banks Party Hereto

and

Citibank N.A.,

as Administrative Agent

and

Bank of America, N.A.,

as Syndication Agent

Citigroup Global Markets Inc. and

Banc of America Securities LLC

Joint Lead Arrangers and Bookrunners

Deutsche Bank Securities, Inc.,

JPMorgan Chase Bank, N.A. and

UBS Securities LLC

Documentation Agents

AMENDED AND RESTATED CREDIT AGREEMENT dated as of June 30, 2005 among DUKE ENERGY CORPORATION, the BANKS listed on the signature pages hereof, CITIBANK N.A., as Administrative Agent, and BANK OF AMERICA, N.A., as Syndication Agent.

W I T N E S S E T H :

WHEREAS, certain of the parties hereto have heretofore entered into a Three-Year Credit Agreement dated as of June 30, 2004 (the “Agreement”);

WHEREAS, at the date hereof, there are no Loans outstanding under the Agreement; and

WHEREAS, the parties hereto desire to amend the Agreement as set forth herein and to restate the Agreement in its entirety to read as set forth in the Agreement with the amendments specified below;

NOW, THEREFORE, the parties hereto agree as follows:

Section 1. Definitions; References. Unless otherwise specifically defined herein, each capitalized term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended and restated hereby.

Section 2. Extension of the Facility. The date “June 30, 2007” in the definition of “Commitment Termination Date” is changed to “June 30, 2010”.

Section 3. Amendments.

(a) Section 1.01 of the Agreement is amended by amending the definition of “Commitment” to read in its entirety as follows:

“Commitment” means (i) with respect to any Bank listed on the signature pages hereof, the amount set forth opposite its name on the Commitment Schedule as its Commitment and (ii) with respect to each Additional Bank or Assignee which becomes a bank pursuant to Sections 8.06 and 9.06(c), the amount of the Commitment thereby assumed by it, in each case as such amount may from time to time be reduced pursuant to Section 2.08, 2.10, 8.06 or 9.06(c) or increased pursuant to Section 8.06 or 9.06(c).

(b) Section 1.01 of the Agreement is amended by adding the following definition:

“Commitment Schedule” means the Commitment Schedule attached hereto.

(c) Section 2.01(c) of the Agreement is amended by changing the percentage “66 2/3%” to “51%”.

(d) Section 4.04(a) of the Agreement is amended by changing the date specified therein from “December 31, 2003” to “December 31, 2004”.

(e) Section 4.04(b) of the Agreement is amended by changing the date specified therein from “March 31, 2004” to “March 31, 2005.”

(f) Section 4.04(c) of the Agreement is amended by changing the date specified therein from “December 31, 2003” to “December 31, 2004”.

(g) Section 5.07(a) of the Agreement is amended by replacing the phrase “on the date of this Agreement” with the phrase “as of June 30, 2005”.

(h) Section 9.05 of the Agreement is amended by restating it in its entirety as follows:

Section 9.05. Amendments and Waivers. Any provision of this Agreement or the Notes may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Required Banks (and, if the rights or duties of any Agent are affected thereby, by such Person); provided that no such amendment or waiver shall (a) unless signed by each affected Bank, (i) increase the Commitment of any Bank or subject any Bank to any additional obligation, (ii) reduce the principal of or rate of interest on any Loan or any interest thereon or any fees hereunder or (iii) postpone the date fixed for any payment of principal of or interest on any Loan or any fees hereunder or for termination of any Commitment or (b) unless signed by all Banks, (i) change the definition of Required Banks or the provisions of this Section 9.05 or (ii) change the provisions of Section 9.04.

(i) The Commitment Schedule attached hereto is added to the Agreement.

(j) The Pricing Schedule attached hereto replaces the Pricing Schedule attached to the Agreement.

Section 4. Change in Commitments. With effect from and including the date this Amendment and Restatement becomes effective in accordance with Section 7 hereof, (i) each Person listed on the signature pages hereof which is not a party to the Agreement (a “New Bank”) shall become a Bank party to the Agreement and (ii) the Commitment of each Bank shall be the amount set forth opposite the name of such Bank on the attached Commitment Schedule, which shall become the Commitment Schedule referred to in the Agreement. Any Bank under the Agreement not listed on such Commitment Schedule (a “Departing Bank”) shall upon such effectiveness cease to be a Bank party to the Agreement and all accrued fees and other amounts payable under the Agreement for the account of each Departing Bank shall be due and payable on such date; provided that the provisions of Sections 8.03, 8.04 and 9.03 of the Agreement shall continue to inure to the benefit of each Departing Bank.

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Section 5. Representations and Warranties. The Borrower hereby represents and warrants that as of the date hereof and after giving effect hereto:

(a) no Default has occurred and is continuing; and

(b) each representation and warranty of the Borrower set forth in the Agreement after giving effect to this Amendment and Restatement is true and correct as though made on and as of such date.

Section 6. Governing Law. This Amendment and Restatement shall be governed by and construed in accordance with the laws of the State of New York.

Section 7. Counterparts; Effectiveness. This Amendment and Restatement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment and Restatement shall become effective as of the date hereof when each of the following conditions shall have been satisfied:

(i) receipt by the Administrative Agent of duly executed counterparts hereof signed by each of the parties listed on the signature pages hereof (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party);

(ii) receipt by the Administrative Agent of an opinion of such counsel for the Borrower as may be acceptable to the Administrative Agent, substantially to the effect of Exhibits B-1 and B-2 to the Agreement with reference to this Amendment and Restatement and the Agreement as amended and restated hereby;

(iii) receipt by the Administrative Agent for the account of the Banks participation fees as heretofore mutually agreed by the Borrower and the Administrative Agent; and

(iv) receipt by the Administrative Agent of all documents it may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity of the Agreement as amended and restated hereby, and any other matters relevant hereto, all in form and substance satisfactory to the Administrative Agent;

provided that this Amendment and Restatement shall not become effective or binding on any party hereto unless all of the foregoing conditions are satisfied not later than the date hereof. The Administrative Agent shall promptly notify the Borrower and the Banks of the effectiveness of this Amendment and Restatement, and such notice shall be conclusive and binding on all parties hereto.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Restatement to be duly executed by their respective authorized officers as of the day and year first above written.

DUKE ENERGY CORPORATION

By:
Name:
Title:

CITIBANK, N.A., as Administrative Agent and as a Lender

By:
Name:
Title:

BANK OF AMERICA, N.A., as Syndication Agent and as a Lender

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as a Lender

By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

BARCLAYS BANK PLC, as a Lender

By:
Name:
Title:

By:
Name:
Title:

ABN AMRO BANK N.V., as a Lender

By:
Name:
Title:

By:
Name:
Title:

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:
Name:
Title:

By:
Name:
Title:

UBS LOAN FINANCE LLC, as a Lender

By:
Name:
Title:

By:
Name:
Title:

LEHMAN BROTHERS BANK, FSB, as a Lender

By:
Name:
Title:

WILLIAM STREET COMMITMENT CORPORATION, as a Lender (Recourse only to assets of William Street Commitment Corporation)

By:
Name:
Title:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as a Lender

By:
Name:
Title:

By:
Name:
Title:

MORGAN STANLEY BANK, as a Lender

By:
Name:
Title:

SUNTRUST BANK, as a Lender

By:
Name:
Title:

THE BANK OF TOKYO-MITSUBISHI, LTD., NEW YORK BRANCH, as a Lender

By:
Name:
Title:

THE ROYAL BANK OF SCOTLAND PLC, NEW YORK BRANCH, as a Lender

By:
Name:
Title:

DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as a Lender

By:
Name:
Title:

By:
Name:
Title:

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

MIZUHO CORPORATE BANK, LTD., as a Lender

By:
Name:
Title:

THE NORTHERN TRUST COMPANY, as a Lender

By:
Name:
Title:

WESTLB AG, NEW YORK BRANCH, as a Lender

By:
Name:
Title:

By:
Name:
Title:

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:
Name:
Title: